COLLABORATION INVENTORIES, NET	12 Months Ended
Dec. 31, 2025
Classes of current inventories [abstract]
COLLABORATION INVENTORIES, NET	COLLABORATION INVENTORIES, NET

(Dollars in millions)	December 31, 2025	December 31, 2024
Raw materials	$24.1	$17.5
Work-in-process	1.1	4.4
Finished goods	6.8	2.0
Total collaboration inventories, net	$32.0	$23.9

The Company's reserve for inventory was $18.7 million as of December 31, 2025 and $21.7 million as of December 31, 2024. The Company’s reserve for inventory as of December 31, 2025 was primarily related to certain batches or units of product that did not meet quality specifications, and expired materials. The inventory reserve was included in the collaboration cost of sales.